LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

--------------------------------------------------------------------------------
                    Dear Shareholder:

Letter to           We are pleased to report that the Lou Holland Growth Fund
Shareholders        gained 35.75% for the year, outperforming the Lipper General
December 1998       U.S. Stock Funds average return of 14.52%, the Lipper Growth
                    Stock Funds average return of 22.86%, and the S&P 500 return of 28.58%.

                    1998 was a milestone year for the U.S. Stock Market, marking the first time in history that the market has had four consecutive years of 20+% stock returns, with a four-year average return of over 30%. While the major capitalization-weighted indexes have generated historically high rates of return over the last several years, most stocks have not enjoyed the same success. An analysis of the performance of the S&P 500 indicates that while the index was up 28.6% during 1998, the average stock in the index was up only 16.2% and the median stock return was 6.9%.

                    The 25 largest stocks in the S&P 500 Index which represented 38% of the capitalization weight of the index contributed over 86% of the total return of the entire 500 stock index in 1998. The ten largest stocks in the almost 5,000 stock technology-dominated Nasdaq composite index represented 41% of the capitalization weight of the index and 156% of the Nasdaq composite 1998 total return of 39.63%.

                    Small capitalization stocks have now underperformed large capitalization stocks for the last five years, underperforming by almost 30 percentage points in 1998 and almost 12 percentage points annually over the last five as measured by the Russell 1000 large stock index and the Russell 2000 small stock index. Both large and small capitalization growth stocks outperformed value stocks during 1998.

                    The performance of the Fund was impacted positively by our emphasis on high quality mid- and large-capitalization growth companies whose earnings are growing faster than the general market. The Fund`s performance was also enhanced by strong performance in technology, healthcare (pharmaceutical and medical device) and consumer related stocks that have benefited from strong consumer sentiment, job and income growth, and a relatively strong U.S. economy. The Fund's underweighting relative to the S&P 500 in producer durables, energy and other economy-sensitive stocks has been additive to performance because of the global economic slowdown. Our overweighting in financial stocks impacted our performance negatively, however we continue to be positive on the sector because we believe that valuations are attractive relative to the overall market.

                    Market Review & Outlook

                    1998 was a turbulent year for global economies and stock markets. With recessions in Japan, most of Asia, the former Soviet Union, Latin America and Canada, most investors were concerned about the foreign impact on the U.S. economy, corporate earnings and the U.S. stock and bond markets. During the first half of the year, the U.S. stock market ignored these concerns with the S&P 500 increasing by over 18%. However as the market became more concerned about the global effect on the U.S. economy and ultimately corporate earnings, the stock market corrected and wiped out all of the first half market gains. By the end of the July/August correction, over 75% of all stocks were down 20% or more, and over 55% of all stocks were down 30% or more from their 52 week highs. Small stocks during this period as measured by the Russell 2000 index were down over 30% from their mid-April highs, comparable to their declines in the 1987 and 1990 bear markets.

                    The Federal Reserve Board came to the rescue with three one-quarter percent interest rate cuts from the end of September to the middle of November. Foreign central banks followed the Federal Reserve Board's lead by cutting interest rates collectively over 60 times to increase the liquidity in the global economy. This infusion of liquidity in the global financial system has stabilized many of these economies, and their stock markets have rallied along with the U.S. equity market. Because of the renewed strength in the U.S. economy and the stock market over the last several months, a number of strategists are wondering whether the third interest rate cut was necessary. Our view is that the Federal Reserve is likely to maintain a stable interest rate policy over the remainder of the year unless the global economy deteriorates in the coming months.

                    As we move into 1999, we continue to be concerned about the global economic environment, even though the U.S. appears to be an oasis of economic prosperity and low inflation. We at the Lou Holland

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
                    Growth Fund are trying to find high quality mid- and large-growth companies, with a leadership position in their industry, that we can buy at a reasonable price.

                    Our principle concern as we enter 1999 is corporate earnings growth expectations. Corporate earnings growth rates peaked in the second quarter of 1995 at almost 20% and have been declining ever since. The principal driver of performance since 1995 has been the expansion of price-earnings ratios to historically high levels. With price-earnings ratios at such high levels it is inconceivable that we could have another 20% year without a dramatic increase in earnings growth rates.

                    Thank you for your investment in the Lou Holland Growth Fund. We are dedicated to providing high quality service and superior long-term performance.

                    Sincerely,

                    /s/ Louis A. Holland

                    Louis A. Holland
                    President



Line chart:

                                                   Russell
                                           Growth     1000
                                  S&P 500    Fund   Growth

                    4/29/96        $10000  $10000   $10000
                    6/30/96         10520   10297    10363
                    9/30/96         10910   10615    10737
                    12/31/96        11462   11500    11385
                    3/31/97         11329   11809    11447
                    6/30/97         13355   13870    13611
                    9/30/97         14210   14909    14635
                    12/31/97        14663   15337    14857
                    6/30/98         17290   18054    17885
                    12/31/98        19720   19905    20609

--------------------------------------------------------------------------------
THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of those companies within the 1,000 largest U.S. market capitalization companies with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
--------------------------------------------------------------------------------
      Average Annual Rate of Return for the Periods Ended December 31, 1998
                                     Year-to-Date     Since Inception 4/29/96
      Lou Holland Growth Fund              35.75%                      29.36%
      S&P 500                              28.58%                      28.91%
      Russell 1000 Growth Index            38.71%                      31.05%
      Russell Mid-Cap Growth Index         17.86%                      16.97%

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
Statement of Assets and Liabilities
December 31, 1998

ASSETS:
   Investments, at value
     (cost $6,006,207)                                                $9,362,335
   Deferred organization charges                                          35,673
   Receivable for investments sold                                         7,743
   Dividends receivable                                                    8,104
   Interest receivable                                                     2,143
   Other assets                                                            4,587
                                                                      ----------
   Total Assets                                                        9,420,585
                                                                      ----------

LIABILITIES:
   Payable for securities purchased                                      250,908
   Payable to investment manager                                             320
   Accrued expenses and
     other liabilities                                                    34,454
                                                                      ----------
   Total Liabilities                                                     285,682
                                                                      ----------

NET ASSETS                                                            $9,134,903
                                                                      ==========

NET ASSETS CONSIST OF:
   Capital stock                                                      $5,745,033
   Undistributed net realized
     gain on investments                                                  33,742
   Net unrealized appreciation
     on investments                                                    3,356,128
                                                                      ----------
   Total Net Assets                                                   $9,134,903
                                                                      ==========

Shares outstanding (no par,
   unlimited shares authorized)                                          475,504

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                                          $    19.21
                                                                      ==========

Statement of Operations
For the Year Ended December 31, 1998

INVESTMENT INCOME:
   Dividend income
     (net of withholding tax $1,107)                                $    67,858
   Interest income                                                       17,784
                                                                    -----------
   Total Investment Income                                               85,642
                                                                    -----------

EXPENSES:
   Investment management fee                                             58,754
   Administration fee                                                    26,948
   Shareholder servicing and
     accounting costs                                                    48,777
   Custody fees                                                           4,148
   Federal and state registration                                         5,332
   Professional fees                                                     16,342
   Amortization of deferred
     organization charges                                                15,337
   Reports to shareholders                                               11,288
   Other                                                                  9,490
                                                                    -----------
   Total expenses before
     reimbursement                                                      196,416
   Less: Reimbursement from
     Investment Manager                                                (103,101)
                                                                    -----------
   Net Expenses                                                          93,315
                                                                    -----------

NET INVESTMENT LOSS                                                      (7,673)
                                                                    -----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments                                      57,854
   Change in unrealized appreciation
     on investments                                                   2,077,211
                                                                    -----------
   Net realized and unrealized gain
     on investments                                                   2,135,065
                                                                    -----------

NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                                       $ 2,127,392
                                                                    ===========

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
Statement of Changes in Net Assets
                                                   Year Ended        Year Ended
                                            December 31, 1998 December 31, 1997
                                                  -----------       -----------
OPERATIONS:
   Net investment income (loss)                   $    (7,673)      $       742
   Net realized gain on investments                    57,854            29,248
   Change in unrealized
     appreciation on investments                    2,077,211           944,164
                                                  -----------       -----------
   Net increase in net assets
     from operations                                2,127,392           974,154
                                                  -----------       -----------

DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment income                          (2,756)          (12,160)
   From net realized gains                            (15,843)          (76,341)
                                                  -----------       -----------
                                                      (18,599)          (88,501)
                                                  -----------       -----------

CAPITAL SHARE
   TRANSACTIONS:
   Proceeds from shares sold                        2,594,987         1,781,372
   Shares issued to holders in
     reinvestment of dividends                         18,575            88,056
   Cost of shares redeemed                           (887,368)         (315,836)
                                                  -----------       -----------
   Net increase in net assets from
     capital share transactions                     1,726,194         1,553,592
                                                  -----------       -----------


TOTAL INCREASE IN
   NET ASSETS                                       3,834,987         2,439,245
                                                  -----------       -----------

NET ASSETS:
   Beginning of period                              5,299,916         2,860,671
                                                  -----------       -----------
   End of period                                  $ 9,134,903       $ 5,299,916
                                                  ===========       ===========

CHANGES IN
   SHARES OUTSTANDING:
   Shares sold                                        157,598           139,462
   Shares issued to holders in
     reinvestment of dividends                            967             6,290
   Shares redeemed                                    (56,762)          (25,637)
                                                  -----------       -----------
   Net increase                                       101,803           120,115
                                                  ===========       ===========

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
Financial Highlights
                                                                                                 April 29, 1996 (1)
                                                         Year Ended              Year Ended                 through
                                                       December 31,            December 31,            December 31,
                                                               1998                    1997                    1996
                                                      -------------           -------------           -------------
Per Share Data:

Net asset value, beginning of period                  $       14.18           $       11.28           $       10.00
                                                      -------------           -------------           -------------

Income from investment operations:
   Net investment income(2)                                   (0.02)                   0.00                    0.00
   Net realized and unrealized
     gains on investments                                      5.09                    3.14                    1.46
                                                      -------------           -------------           -------------
   Total from investment operations                            5.07                    3.14                    1.46
                                                      -------------           -------------           -------------

Less distributions:
   Dividends from net
     investment income                                        (0.01)                  (0.03)                  (0.05)
   Dividends from capital gains                               (0.03)                  (0.21)                  (0.13)
                                                      -------------           -------------           -------------
   Total distributions                                        (0.04)                  (0.24)                  (0.18)
                                                      -------------           -------------           -------------

   Net asset value, end of period                     $       19.21           $       14.18        $          11.28
                                                      =============           =============           =============


Total return                                                  35.75%                  27.92%                  14.62%(3)

Supplemental data and ratios:
   Net assets, end of period                          $   9,134,903           $   5,299,916           $   2,860,671

   Ratios of expenses to average net assets
     Before expense reimbursement                              2.84%                   4.19%                   6.50%(4)
     After expense reimbursement                               1.35%                   1.35%                   1.35%(4)

   Ratio of net investment income (loss)
     to average net assets
     Before expense reimbursement                             (1.60)%                 (2.83)%                (5.11)%(4)
     After expense reimbursement                              (0.11)%                  0.02%                   0.04%(4)

   Portfolio turnover rate                                    32.84%                  34.29%                  30.48%

(1)  Commencement of operations
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) Not annualized.
(4) Annualized.

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
Schedule of Investments
December 31, 1998

   Shares                                                                  Value
---------                                                              ---------
                 COMMON STOCKS - 92.2%
                 Auto & Transportation - 1.4%
    1,500        Federal Signal Corp.                                  $  41,062
    1,400        Magna International Inc. F                               86,800
                                                                       ---------
                                                                         127,862
                                                                       ---------

                 Business Service - 1.0%
    1,950        Affiliated Computer
                 Services - A *                                           87,750
                                                                       ---------

                 Conglomerate - 1.9%
    2,250        Tyco International Ltd                                  169,734
                                                                       ---------

                 Consumer Discretionary - 7.1%
    1,275        American Management
                 Systems Inc. *                                           51,000
    1,775        Automatic Data Processing Inc.                          142,333
    3,550        Carnival Corporation                                    170,400
    1,975        Home Depot Inc.                                         120,594
    1,325        Lowe's Companies                                         67,823
    1,150        Wal-mart Stores Inc.                                     93,653
                                                                       ---------
                                                                         645,803
                                                                       ---------

                 Consumer Staples - 16.4%
    1,325        Albertson's Inc.                                         84,386
    2,325        CVS Corporation                                         127,702
      850        Clorox Company                                           99,291
    1,100        Coca-Cola Company                                        73,563
      875        Colgate-Palmolive Company                                81,266
    1,900        Gillette Company                                         91,794
    3,150        PepsiCo Inc.                                            128,953
    4,700        Philip Morris Companies Inc.                            251,450
    1,300        The Procter & Gamble Company                            118,706
    3,300        Safeway, Inc. *                                         201,094
    4,175        Walgreen Company                                        244,216
                                                                       ---------
                                                                       1,502,421
                                                                       ---------

   Shares                                                                  Value
---------                                                              ---------
                  Energy Raw Material - 0.9%
    1,800         AES Corporation*                                     $  85,275
                                                                       ---------

                  Financial Services - 14.2%
    1,962         American International
                  Group Inc.                                             189,540
    1,255         Bank One Corp.                                          64,083
    1,550         Citigroup Inc.                                          76,725
    2,437         Concord EFS Inc. *                                     103,268
    2,750         Fannie Mae                                             203,433
    2,800         Federal Home Loan Mortgage
                  Corporation                                            180,400
    1,600         MBIA Inc.                                              104,900
    1,300         Mellon Bank Corp.                                       89,375
    1,600         Northern Trust Corp.                                   139,700
    3,550         Wells Fargo Company                                    141,778
                                                                       ---------
                                                                       1,293,202
                                                                       ---------

                  Health Care - 20.7%
    2,600         Abbott Laboratories                                    127,400
    1,250         American Home Products Corp                             70,391
    1,325         Elan Corporation PLC ADR *                              92,170
      600         Guidant Corporation                                     65,943
    1,975         Johnson & Johnson                                      165,653
    1,475         Eli Lilly & Company                                    130,912
    2,500         Medtronic Inc.                                         185,625
    1,225         Merck & Co. Inc.                                       180,807
    1,300         Novartis AG ADR                                        127,778
    1,300         Pfizer Inc.                                            163,069
    1,475         Pharmacia & Upjohn Inc.                                 83,522
    3,850         Schering-Plough Corporation                            212,713
    2,050         Smithkline Beecham PLC ADR                             142,475
    1,900         Warner-Lambert Company                                 142,856
                                                                       ---------
                                                                       1,891,314
                                                                       ---------

                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
Schedule of Investments
December 31, 1998

   Shares                                                                  Value
---------                                                              ---------

                   Integrated Oils - 3.0%
     1,100         Amoco Corporation                                  $   64,900
     1,525         Enron Corporation                                      87,020
       800         Mobil Corporation                                      69,700
     1,200         Royal Dutch Petroleum Company ADR                      57,450
                                                                      ----------
                                                                         279,070
                                                                      ----------

                   Materials & Processing - 1.8%
     2,400         Jacobs Engineering
                   Group, Inc. *                                          97,800
     1,725         Valspar Corporation                                    64,364
                                                                      ----------
                                                                         162,164
                                                                      ----------

                   Other - 3.3%
     2,950         General Electric Company                              300,887
                                                                      ----------

                   Producer Durables - 0.7%
     1,500         Grainger (W.W.) Inc.                                   62,438
                                                                      ----------

                   Technology - 15.8%
     1,862         Cisco Systems Inc. *                                  172,817
     1,850         EMC Corporation *                                     157,250
     1,425         Hewlett-Packard Company                                97,471
     1,275         Intel Corporation                                     151,167
     1,250         International Business
                   Machines Corp.                                        230,938
     1,800         Lucent Technologies Inc.                              198,000
     2,400         Microsoft Corporation *                               332,850
     1,525         Network Associates Inc. *                             101,031
                                                                      ----------
                                                                       1,441,524
                                                                      ----------

   Shares                                                                  Value
---------                                                             ----------
                  Utilities - 4.0%
     3,250        GTE Corporation                                     $  212,140
     2,200        MCI Worldcom Inc. *                                    157,819
                                                                      ----------
                                                                         369,959
                                                                      ----------

                  Total common stocks
                   (cost $5,063,275)                                  $8,419,403
                                                                      ==========
Principal
   Amount                                                                 Value
---------                                                           -----------
            SHORT-TERM
             INVESTMENTS - 10.3%
            Variable Rate
             Demand Notes - 10.3%
$ 116,000    American Family                                        $   116,000
  312,299    General Mills                                              312,299
  246,633    Pitney Bowes                                               246,633
   20,000    Sara Lee                                                    20,000
  150,000    Warner Lambert                                             150,000
   98,000    Wisconsin Electric                                          98,000
                                                                    -----------
            Total variable rate demand
             notes (cost $942,932)                                      942,932
                                                                    -----------

            Total investments - 102.5%
             (cost $6,006,207)                                        9,362,335

            Other assets in excess
             of liabilities - (2.5)%                                   (227,432)
                                                                    -----------

            TOTAL NET ASSETS -
             100.0%                                                 $ 9,134,903
                                                                    ===========

 *  Non-income producing security.
F   Foreign security.
                     See notes to the financial statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
Notes to the Financial Statements


1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as  a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principle investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April
                           29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares, were approximately $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


                           differences, undistributed net investment income has been increased by $10,429, undistributed net realized gains on investments has been increased by $19,753, and capital stock has been decreased by $30,182. These differences relate to the exclusion of certain organization costs and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 1998 the Fund designated and paid $15,843 as a 20% long term capital gain distribution.

                           d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


                           foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT              The aggregate purchases and sales of securities,
TRANSACTIONS               excluding short-term investments, by the Fund for the
                           year ended December 31, 1998, were as follows:
                                                    Purchases              Sales
                                                  -------------     ------------
                           U.S. Government        $          --     $         --
                           Other                  $   3,210,041     $  2,138,844

                           At December 31, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                           Appreciation                              $3,556,446
                           (Depreciation)                               (30,987)
                                                                     ----------
                           Net appreciation on investments           $3,525,459
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of The Holland Fund, L.P. transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 1998, the Fund realized $70,516 of the appreciation.

                           At December 31, 1998, the cost of investments for federal income tax purposes was $5,836,876.

3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

                           The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Mutual Fund Services, LLC, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.


                           END OF NOTES TO THE FINANCIAL STATEMENTS



                           Effective December 31, 1997, and ratified by the Board of Trustees on August 27, 1998, Deloitte and Touche LLP was terminated as the Fund's independent accountants. For the years ended December 31, 1996 through December 31, 1997, Deloitte and Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte and Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte and Touche LLP and the appointment of KPMG LLP as the Fund's independent accountants.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

--------------------------------------------------------------------------------
Independent                The Shareholders and Board of Trustees
Auditors'                  of the Lou Holland Growth Fund:
Report
                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           "Fund"), including the schedule of investments, as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the year ended December 31, 1998.
                           These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statement of changes in net assets and financial highlights of the Lou
                           Holland Growth Fund for the year ended December 31,
                           1997, and the financial highlights for the period ended December 31, 1996, were audited by other auditors whose report thereon, dated February 13, 1998, expressed an unqualified opinion on that statement and those financial highlights.

                           We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1998 and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                           KPMG LLP

                           Chicago, Illinois
                           February 12, 1999

--------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS

Louis A. Holland, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P. and President, Treasurer, and
Director, HCM Investments, Inc.

Monica L. Walker, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

Laura J. Janus, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

Lester H. McKeever, Jr., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

Kenneth R. Meyer, Trustee
President and Managing Partner
Lincoln Capital Management Company

John D. Mabie, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.


                                     Logo:
                                  LOU HOLLAND
                                  GROWTH FUND


--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               December 31, 1998